                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       GENTNER COMMUNICATIONS CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

           1) Title of each class of securities to which transaction applies:

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           2) Aggregate number of securities to which transaction applies:

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           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              -----------------------------------------------------------------


           4) Proposed maximum aggregate value of transaction:

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           5) Total fee paid:

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[   ]      Fee paid previously with preliminary materials.
[   ]      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)        Amount Previously Paid:

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           2)        Form, Schedule or Registration Statement No.:

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           3)        Filing Party:

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           4)        Date Filed:


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
                       GENTNER COMMUNICATIONS CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                October 14, 1998


TO THE SHAREHOLDERS:

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Gentner Communications Corporation (the "Company"), a Utah Corporation, will be held on November 18, at 3:00 P.M., local time, at the corporate offices located at 1825 Research Way, Salt Lake City, Utah 84119 for the following purposes:

           1. To elect six members of the Company's Board of Directors;

           2. To ratify the appointment of the Company's independent auditors;

           3. To approve the Company's 1998 Stock Option Plan; and

           4. To transact such other business as may properly come before the meeting or any adjournment thereof.

           The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors recommends that an affirmative vote be cast in favor of all nominees and for each of the proposals listed in the proxy card.

           Only the shareholders of record at the close of business on September 30, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

           All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has previously returned a proxy.

                                              FOR THE BOARD OF DIRECTORS


                                              /s/ Frances M. Flood
                                              ---------------------------------
                                              Frances M. Flood, President and
                                              Chief Executive Officer

                       GENTNER COMMUNICATIONS CORPORATION
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

           The enclosed Proxy is solicited on behalf of the Board of Directors of Gentner Communications Corporation (the "Company") for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held November 18, 1998 at 3:00 P.M. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the above date and time at the Company's offices located at 1825 Research Way, Salt Lake City, Utah 84119. The telephone number at that address is (801) 975-7200.

           These proxy solicitation materials were first mailed on or about October 14, 1998 to all shareholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

           Shareholders of record at the close of business on September 30, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 7,750,095 shares of Common Stock were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock held on the record date.

VOTING OF PROXIES

           By completing and returning the accompanying proxy, the shareholder authorizes Frances M. Flood and Susie S. Strohm, as designated on the face of the proxy, to vote all shares for the shareholder. All proxies that are properly signed and dated will be voted as the shareholder directs. If no direction is given, executed proxies will be voted FOR each of the nominees and listed proposals.

REVOCABILITY OF PROXIES

           Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Susie S. Strohm, Secretary of the Company, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

SOLICITATION

           The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, facsimile, or telegram.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

           The Company currently anticipates the Annual Meeting of Shareholders in 1999 will be held on or about November 19, 1999. Any shareholder desiring to submit a proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 1999 Annual Meeting of Shareholders should transmit such proposal to the Secretary of the Company on or before July 22, 1999. For any other proposal that a shareholder wishes to have considered at the Company's 1999 Annual Meeting, the shareholder must notify the Company of the proposal on or before August 31, 1999. Proposals for which the Company receives notice after that time will be considered untimely, and the persons serving as proxies will have discretionary authority to vote on such matter at the meeting.

VOTE REQUIRED FOR APPROVAL

           A quorum of the shares of the Company must be present at the Annual Meeting of the Shareholders in order for the shareholders to take official action. Under Utah law and the Articles of Incorporation and Bylaws of the Company, a quorum will exist if a majority of the shares issued by the Company and entitled to vote on a matter at the Annual Meeting are present, in person or by proxy. Abstentions and broker non-votes will be considered present at the Annual Meeting and will be counted for purposes of determining whether a quorum exists, but abstentions and broker non-votes will not be counted for purposes of determining the vote on any matter currently proposed for action at the Annual Meeting. The election of directors will be determined by plurality vote. Approval of the 1998 Stock Option Plan and ratification of appointment of independent auditors each require that the votes cast at the Annual Meeting favoring such proposal exceed the votes cast at the Annual Meeting opposing such proposal. The Board of Directors recommends that an affirmative vote be cast in favor of all nominees and for each of the proposals listed in the proxy card.

                           STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth certain information regarding ownership of the Common Stock of the Company as of September 1, 1998, by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each director of the Company,
(iii) the Chief Executive Officer and each other executive officer of the Company whose salary and bonus for the year ended June 30, 1998 exceeded $100,000, and (iv) all executive officers and directors of the Company as a group. Each person has sole investment and voting power with respect to the shares indicated, subject to community property laws where applicable, except as otherwise indicated below. Unless indicated otherwise, the address for each officer, director and 5% shareholder is c/o the Company, 1825 Research Way, Salt Lake City, Utah 84119.


                                                                  Amount of             Percentage
           Names of Beneficial Owners                       Beneficial Ownership(1)      of Class(2)
           -------------------------                        --------------------        -----------
           Edward Dallin Bagley                                 1,394,335 (3)            17.2%
           Watson Investment Group                                389,000 (4)             5.0%
           Edward N. Bagley                                       312,333 (5)             4.0%
           Brad R. Baldwin                                        130,166 (6)             1.7%
           Frances M. Flood                                        78,477 (7)             1.0%
           Dwight H. Egan                                          55,000 (8)             0.7%
           K. Bradford Romney, Jr.                                 55,000 (8)             0.7%

           Directors and Executive Officers
           as a Group (7 people)                                2,059,282 (3,5,6,7,8,9)  24.6%


(1) For each shareholder, the calculation of percentage of beneficial ownership is based on 7,750,095 shares of Common Stock outstanding as of September 1, 1998 and shares of Common Stock subject to options held by the shareholder that are currently exercisable or exercisable within 60 days of September 1, 1998.

(2) The percentage ownership for any person is calculated assuming that all the stock that could be acquired by that person within 60 days by option exercise or otherwise, is in fact outstanding and that no other stockholder has exercised a similar right to acquire additional shares.

(3) Director. Includes: 922,285 shares owned directly; 100,000 shares owned by a corporation controlled by Mr. Bagley; 50 shares owned by Mr. Bagley's wife as custodian for one of Mr. Bagley's daughters; and options to purchase 372,000 shares that are exercisable within 60 days. On September 8th, 1998, Mr. Bagley exercised the options referred to in this footnote. Excludes: 50 shares owned by another of Mr. Bagley's daughters; and shares owned by the Bagley Family Revocable Trust, all of which Mr. Bagley disclaims beneficial ownership.

(4) Beneficial owner. Includes: shares held by an investment partnership, a non-US investment company, and several managed accounts, as to all of which Mr. Watson has sole investment authority. Mr. Watson's address is 237 Park Avenue, Suite 801, New York, NY 10017.

(5) Director. Includes: 257,333 shares owned by the Bagley Family Revocable Trust, of which Mr. Bagley is a co-trustee with his wife; and options to purchase 55,000 shares that are exercisable within 60 days. Excludes: shares held or controlled by Mr. Bagley's son (Edward Dallin Bagley) and granddaughters as described in footnote 3 above, all of which Mr. Edward N. Bagley disclaims beneficial ownership.

(6) Director. Includes: 65,166 shares owned directly; options to purchase 60,000 shares that are exercisable within 60 days; and 5,000 shares owned by Mr. Baldwin's wife.

(7) President, CEO and Director. Includes: 49,229 shares owned directly; options to purchase 29,248 shares that are exercisable within 60 days.

(8) Includes: options to acquire 55,000 shares that are exercisable within 60 days.

(9) Includes: an additional 27,251 shares owned directly by one additional officer; and options to purchase 6,720 shares that are exercisable within 60 days by that officer.

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

               All of the Company's current six directors are nominated for re-election at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Unless otherwise instructed, the proxies will be voted for the election of the six nominees named below. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors has no reason to believe any nominee will be unavailable.

NOMINEES

The following individuals are currently directors of the Company:

                                                                                         Director
Name                        Age         Principal Occupation                              Since
---                         ---         --------------------                             --------
Frances M. Flood            42          Chief Executive Officer and President             1998

Edward Dallin Bagley*       60          Attorney                                          1994

Brad R. Baldwin             43          President and Chief Executive Officer
                                        of Bank One, Utah                                 1988

Edward N. Bagley*           86          Vice President of Smith Barney and
                                        Chairman of the Board of Mining
                                        Services International                            1993

Dwight H. Egan              45          President and Chief Executive Officer
                                        of Broadcast International, Inc.                  1994

K. Bradford Romney, Jr.     42          Assistant Business Unit Manager,
                                        Small Business Networking Operation,
                                        Intel Corporation                                 1994


               * Edward N. Bagley and Edward Dallin Bagley are father and son, respectively.

               Frances M. Flood has been a Director of the Company since June of 1998. Ms. Flood joined the Company in October 1996 as Vice-President of Sales and Marketing. She was named President in December 1997 and Chief Executive Officer in June 1998. Prior to joining the Company, Ms. Flood was Area Director of Sales and Marketing for Ernst & Young, LLP, an international accounting and consulting firm. Ms. Flood has nearly twenty-five years experience in sales, marketing, change management, international business and finance.

        Edward Dallin Bagley has been a Director of the Company since April 1994. Previously, Mr. Bagley served as a Director of the Company from April 1987 to July 1991. Mr. Bagley began practicing law in 1965. During the past six years, Mr. Bagley has served as Vice President of National Financial, a computer back-up accounting firm for health clubs. Mr. Bagley is also currently a director of Tunex International, a chain of automotive engine performance and service centers. Mr. Bagley received a Juris Doctorate in 1965 from the University of Utah College of Law.

        Brad R. Baldwin has been a Director of the Company since September 1988. Since October 1, 1994, Mr. Baldwin has served as President and Chief Executive Officer of Bank One, Utah, a commercial bank headquartered in Salt Lake City, Utah. Mr. Baldwin served as Senior Vice President and General Counsel of Bank One from 1988 until his appointment as President and CEO. From 1981 to 1988, Mr. Baldwin was engaged in the general practice of law at the firm of Biele, Haslam & Hatch in Salt Lake City, Utah. Mr. Baldwin received a Juris Doctorate in 1980 from the University of Washington.

        Edward N. Bagley has been a Director of the Company since January 1993. Mr. Bagley is currently Vice President of Smith Barney, with whom he has been associated since 1971. Mr. Bagley has worked in the investment industry since 1934. Mr. Bagley is also Chairman of the Board of Directors of Mining Services International, a publicly held developer of explosives technology and supplier of chemicals to the mining industry located in Salt Lake City, Utah. He received a bachelors degree from Utah State University in 1933.

        Dwight H. Egan has been a Director of the Company since November 1994. Mr. Egan is currently the President and Chief Executive Officer of Broadcast International, Inc., a satellite communications and business information company located in Midvale, Utah. He is also currently a director of Data Broadcasting Corp., the parent of Broadcast International, Inc. Mr. Egan has served as an officer of Broadcast International since November 1985.

        K. Bradford Romney has been a Director of the Company since November 1994. He currently serves as Assistant Business Unit Manager of the Small Business Networking Operation for Intel Corporation. From 1991 until its sale to Intel Corporation in October 1997, Mr. Romney served as President and Chief Executive Officer of Dayna Communications, Inc., a small business computer networking company based in Salt Lake City, Utah. Prior to that, he served as Executive Vice President of Dayna, beginning in 1986. From 1982 to 1986, Mr. Romney was Executive Vice-President of Keith Romney Associates. The former chairman of the Utah Information Technologies Association, Mr. Romney received a Juris Doctorate and a Masters of Business Administration degree from Brigham Young University in 1982.

DIRECTOR COMPENSATION

        All directors serve until their successors are elected and have qualified. Each non-employee board member received options to purchase 25,000 shares of Company Common Stock as compensation for services rendered through June 30, 1998. Employee directors who are also employees of the Company receive no additional compensation for serving on the Board of Directors. Each non-employee board member will receive $650 per month for their services provided as a director in fiscal 1999.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors has three committees, the Executive, Audit, and Compensation Committees. The Executive Committee is composed of Ms. Frances M. Flood, Mr. Brad R. Baldwin, and Mr. Dwight H. Egan. The Audit Committee is currently composed of Mr. Brad R. Baldwin, Mr. Edward Dallin Bagley, and Mr. K. Bradford Romney. The Compensation Committee is currently composed of Mr. Brad R. Baldwin, Mr. Edward N. Bagley, Mr. Edward Dallin Bagley, Mr. K. Bradford Romney and Mr. Dwight H. Egan. The Executive Committee exercises all the powers and authority of the Board of Directors in the management of the business and affairs of the Company except those which by statute, Articles of Incorporation or By-laws are reserved to the Board of Directors. The Audit Committee is authorized to review proposals of the Company's auditors regarding annual audits, recommend the engagement or discharge of the Company's auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. The Compensation Committee makes recommendations to the Board of Directors regarding remuneration of the executive officers and directors of the Company and administers the 1990 Stock Option Plan and 1998 Stock Option Plan for directors, officers, and key employees.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors held eight meetings during the last fiscal year. The Executive Committee held no formal meetings during the last fiscal year. The Audit Committee held no formal meetings during the last fiscal year. The Compensation Committee held two meetings during the last fiscal year.

EXECUTIVE OFFICERS

        Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed. The executive officers of the Company are as follows:

      Name                        Age                        Position
     -----                        ---                        ---------
Frances M. Flood                   42        President and Chief Executive Officer
Susie S. Strohm                    38        Vice President of Finance, Secretary/Treasurer

               For the biography of Ms. Flood, see "Nominees".

               Susie S. Strohm became Vice President of Finance in 1997. In 1996, Ms. Strohm joined the Company as its Controller. She is responsible for all the Company's accounting, financial and tax planning, financial and management reporting, and Securities and Exchange Commission filings. Prior to joining the Company, Ms. Strohm was the Controller for Newspaper Agency Corporation in Salt Lake City. She graduated from the University of Utah with a Bachelor of Science degree in Accounting, and received her Masters of Business Administration degree from Westminster College.

EXECUTIVE COMPENSATION

               SUMMARY COMPENSATION

               The following table sets forth the compensation of the Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company for each of the Company's last three fiscal years whose total salary and bonus for the year ended June 30, 1998 exceeded $100,000, for services rendered in all capacities to the Company during such fiscal years.

                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation                    Long Term Compensation
                                    --------------------------------         ------------------------------
                                                                                   Awards          Payouts
                                                                             -------------------   --------
                                                                                       Securities
                                                                Other       Restric-     Under-                  All
                                                               Annual          ted        lying                 Other
                                                               Compen-        Stock      Options      LTIP     Compen-
Name and Position        Year        Salary      Bonus         sation        Awards       /SARS      Payouts   sation (1)
-----------------        ----        ------      -----         ------        ------       -----      -------  ----------
Frances M. Flood        Fiscal
CEO & President (2)      97-98       $117,310     $16,649        None         None        None        None      None

                        Fiscal
                         96-97        $70,657      $8,903        None         None        None        None      None


Russell D. Gentner      Fiscal
Former Chairman,         97-98       $122,950     $18,711    $96,403 (3)      None        None        None      None
CEO, & President
                        Fiscal
                         96-97       $162,240     $11,760        None         None        None        None      None

                        Fiscal
                         95-96       $156,756        None        None         None        None        None      $890

(1) This amount reflects the Company's contributions to the deferred compensation (401(k)) plan.
(2) Ms. Flood did not join the Company until Fiscal 96-97.
(3) This includes a severance package.

               STOCK OPTIONS/SARS

               The following table sets forth the stock option and SAR grants to the named executive officers in the last fiscal year:

              OPTION/SAR GRANTS IN FISCAL YEAR ENDED JUNE 30, 1998
                               (INDIVIDUAL GRANTS)

                                Number of         Percent of
                               Securities        Total Options
                               Underlying        /SARs Granted         Exercise
                              Options/SARs       to Employees           or Base          Expiration
Name and Position              Granted (#)      in Fiscal Year       Price ($/Sh)           Date
-----------------              -----------      --------------       ------------           ----
Frances M. Flood
CEO & President                  181,000              14%           $0.75 to $2.66        6/30/2004

Russell D. Gentner
Former Chairman,
CEO & President                   87,000               7%                $0.75            6/30/2004

               AGGREGATED STOCK OPTION/SAR EXERCISES

               The following table sets forth the aggregated stock options and SARs exercised by the named executive officers in the last fiscal year and the year-end value of unexercised options and SARs:

       AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED JUNE 30, 1998
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                     Number of
                                                                    Securities             Value of
                                                                    Underlying            Unexercised
                                                                    Unexercised          In-The-Money
                                                                   Options/SARs          Options/SARs
                                                                   at FY-End (#)         at FY-End ($)
                              Shares
                             Acquired               Value          Exercisable/          Exercisable/
Name and Position         on Exercise (#)       Realized ($)       Unexercisable         Unexercisable
-----------------         ---------------       ------------       -------------         -------------
Frances M. Flood
CEO & President                  0                   $0           39,000/301,000       $30,000/$128,250

Russell D. Gentner
Former Chairman,
CEO, & President                 0                   $0                  0                    $0

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

               Gentner Research Ltd. ("GRL"), is a related limited partnership, formed in August 1985, in which the Company is the general partner and Russell
D. Gentner, Edward Dallin Bagley and, among other unrelated parties, certain members of their families, are the limited partners. In 1987 and 1988, GRL sold to the Company proprietary interests in the VRC-1000 (now VRC-2000), VRC-1000 Modem (now VRC-2000), and Digital Hybrid in exchange for royalty payments. Royalty expense recognized by the Company for the years ending June 30, 1998 and 1997 was $43,500 and $45,100 respectively. The following directors and/or executive officers and members of their immediate families have purchased the following interests in GRL:

         Russell D. Gentner (Former Pres/CEO/Director).................   5.21%
         Edward D. Bagley (Director)...................................  10.42%
         Edward N. Bagley (Director)...................................   5.21%
         Hyrum S. Gentner (father of Russell Gentner)..................   5.21%
         Robert O. Baldwin (father of Brad Baldwin)....................  10.42%

               The Company has also formed a second related limited partnership, Gentner Research II, Ltd. ("GR2L"), also in which it acts as general partner. In fiscal year 1997, GR2L sold proprietary interest in the GSC3000 to the Company in exchange for royalty payments. Royalty expense recognized by the Company for the years ending June 30, 1998 and 1997 was $54,810 and $36,588 respectively. The following directors and/or executive officers and members of their immediate families have purchased the following interests in GR2L:

         Brad R. Baldwin (Director)..................................  3.19%
         Robert O. Baldwin (father of Brad Baldwin)..................  9.58%
         Hyrum S. Gentner (father of Russell Gentner)................  3.19%
         Edward D. Bagley (Director).................................  6.39%
         Edward N. Bagley (Director, father of Edward D. Bagley).....  6.39%

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

               Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of equity securities of the Company. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

               To the Company's knowledge, persons defined above have complied with all applicable Section 16(a) requirements during the preceding fiscal year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

                 PROPOSAL TWO -- RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

               The Board of Directors has appointed Ernst & Young, LLP, as independent auditors for the Company for the current fiscal year, and recommends that the shareholders vote for ratification of such appointment. Ernst & Young, LLP, have served as the Company's independent auditors since 1990.

               Neither Ernst & Young nor any of its members have ever had any direct or indirect financial interest in the Company or been connected with the Company as promoter, underwriter, voting trustee, director, officer, or employee. It is anticipated that a representative of Ernst and Young will attend the Annual Meeting and will be available to respond to questions. It is not anticipated that the representative will make any statement or presentation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.


              PROPOSAL THREE -- APPROVAL OF 1998 STOCK OPTION PLAN

               Effective June 10, 1998, the Board of Directors approved the 1998 Stock Option Plan (the "Plan") for the Company. The purpose of the Plan is to provide stock option incentives to directors, officers, other employees, consultants and advisors of the Company (or any future subsidiary or parent company of the Company). The Company is seeking shareholder approval of the Plan because such approval is required under Internal Revenue Service regulations in order to allow the Company to award incentive stock options ("ISOs") under the Plan, and under applicable requirements of The NASDAQ Stock Market, Inc. Described below are the material features of the Plan.

GENERAL

               The Plan provides for the grant of ISOs qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options ("NSOs"). The Plan can be administered either by the Board of Directors or one or more committees of the Board of Directors (the "Administrator"). Option grants are made at the discretion of the Administrator and may be made to Company officers, directors, employees, and other persons as determined by the Administrator. Presently, there are two (2) executive officers, five (5) non-employee directors, and 136 other employees of the Company employed by the Company, all of whom (as well as all future employees) are eligible to participate in the Plan. The Plan will terminate upon the earlier of June 10, 2008, or the date on which all shares available under the Plan have been issued.

               The Plan provides that a maximum of 1,700,000 shares of Common Stock may be issued under the Plan (subject to adjustment in the event of stock splits or other changes in the Common Stock as provided in the Plan). To the extent that options granted under the Plan (i) expire or terminate for any reason prior to exercise, or (ii) are cancelled and replaced by the Administrator, the shares of Common Stock underlying such options will again be available for award under the Plan.

               Shares issued under the Plan will be "restricted" as defined under Securities and Exchange Commission ("SEC") Rule 144, until such time as the Company determines in its discretion, if at all, to register such shares under the Securities Act of 1933. It is the Company's present intention to file a registration statement on Form S-8 to allow the public sale of the shares issued pursuant to the Plan. Cash proceeds from the exercise of option grants will be used for general corporate purposes.

               The Company's Board of Directors has determined that the Plan will replace the Company's 1990 Stock Option Plan (the "1990 Plan") and no additional option grants will be made under the 1990 Plan. All options issued under the 1990 Plan will remain outstanding subject to the terms and conditions of the 1990 Plan.

THE ADMINISTRATOR

               As mentioned above, the Administrator of the Plan can be the Board of Directors or one or more committees of the Board of Directors. Such committee, if it grants options to officers and directors of the Company, must be made up of two or more "non-employee directors" (as defined under SEC Rule 16(b)(3)). Currently, the Board of Directors has delegated authority to administer the Plan to the Company's Compensation Committee. The Administrator has full authority and discretion in the administration of the Plan, including adopting rules for administration of the Plan and determining the designation of those persons receiving option grants, the type of option granted, the number of shares to be covered by options, the exercise price, and other options terms. The Administrator's decisions in the administration of the Plan are final and binding on all persons for all purposes.

OPTION TERMS

               The Company may grant ISOs under the Plan only to employees of the Company. Such grants must be at an exercise price per share not less than 100% of the fair market value of the Common Stock at the date of the grant (110% for optionees holding 10% or more of the Company's Common Stock). The Plan limits grants of ISOs that may be exercised for the first time by the holder during any calendar year to $100,000 in market value. For optionees holding more than 10% of the Company's Common Stock, ISOs must expire within five years from the date of grant. ISOs are exercisable during a recipient's lifetime only by such recipient and are transferable only upon death by will or the laws of descent and distribution.

               The Company may grant NSOs under the Plan to directors, employees, consultants and advisors. Such NSOs are not subject to the requirements of the Code and, therefore, may not contain the same restrictions as ISOs issued under the Plan. NSOs must, however, have an exercise price not lower than the fair market value of the Common Stock on the date of grant. Additionally, no option, either ISO or NSO, may have a term of more than 10 years from the date of grant.

               The exercise price for options may be paid to the Company in cash, or at the discretion of the Administrator, in shares of Common Stock, payments over time, or through a sale and remittance procedure implemented by the Company with a brokerage firm. Generally, an option right may be exercised only by the holder within three months after his or her termination of employment (twelve months if termination is due to disability). An option generally may be exercised no later than twelve months following an active employee's death. Also, an option usually is terminated immediately upon termination of an employee for material misconduct.

These general rules regarding exercise following termination may be varied by the Administrator, but in no event may an option be exercised later than the date of expiration of the option.

               NSOs are transferable, in whole or in part, only (i) during the recipient's lifetime if a transfer is made in connection with the recipient's estate plan to one or more members of the recipient's immediate family (spouse and children) or to a trust established exclusively for the benefit of one or more such immediate family members, or (ii) by will or the laws of descent and distribution following the recipient's death.

               Options may or may not be subject to a vesting schedule, whereby the options become exercisable by the recipient in portions. Such vesting may be based on the passing of time, performance goals, or some other criteria determined by the Administrator. Generally, such vesting may be accelerated by the Administrator in its discretion in the event of a major corporation transaction (such as a merger or sale of all assets) or certain changes in control of the Company.

AMENDMENTS

               The Board of Directors can increase the number of shares that may be awarded under the Plan, subject in certain instances to approval by the shareholders. The Administrator may otherwise amend the Plan at any time and in any manner, subject to the rights of the holders of outstanding options as specified in their option agreements.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1998 STOCK OPTION PLAN

               The following describes the general federal income tax consequences of the option grants for grant recipients and the Company. A recipient will not realize any income at the time an ISO is granted nor upon exercise of an ISO. However, the difference between the option exercise price and the Common Stock's fair market value at the time of exercise will be taken into account for purposes of the recipient's alternative minimum income tax, if any.

               Upon the subsequent disposition of shares of Common Stock acquired by the exercise of an ISO more than (i) two years after the ISO is granted and (ii) one year after the transfer of shares of Common Stock upon the exercise of such option, the recipient will realize capital gain or loss upon such disposition. The option exercise price will be the recipient's basis for determining the gain or loss. If the subsequent disposition of stock occurs before the special holding requirements described above are met, the recipient generally will recognize ordinary income upon such disposition equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price.

               A recipient will not realize any income at the time an NSO is granted. Upon the recipient's exercise of an NSO, the difference between the fair market value of the Common Stock at the time of exercise and the option price will be ordinary income to the employee.

               At the time the recipient realizes ordinary income from the exercise of an NSO, the Company will be entitled to a tax deduction in the same amount as the ordinary income realized by the recipient. No such deduction or other tax consequence is applicable to the Company upon grant or exercise of an ISO.

               The foregoing is only a summary of the effect of federal income taxation upon a recipient with respect to the grant and exercise of options under the Plan. This summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an employee may reside.

AWARDS UNDER THE STOCK OPTION PLAN

               As of September 30, 1998, stock options for 815,000 shares of Common Stock were outstanding under the Plan. The stock options outstanding under the Plan are summarized below:

                OPTION HOLDER                                      SHARES SUBJECT TO OPTIONS
                -------------                                      -------------------------
                Frances M. Flood
                  Director, President and CEO                            100,000

                Susie S. Strohm
                  Vice President, Finance                                100,000

                Current Executive Officers
                  As a Group                                             200,000

                Current Directors Who
                  Are Not Executive Officers
                  As a Group                                                0

                All Employees Who Are
                  Not Executive Officers                                615,000

                Total                                                    815,000


The options have a term of seven years and an exercise price of $2.66 per share. Each option vests (becomes exercisable) annually with respect to a percentage of one-fifth (1/5) of the total option shares upon the Company's achieving annual increases in earnings per share ("EPS") in the five fiscal years 1999-2003, as set forth on the schedule below. The annual increase in EPS and the number of Options to become exercisable will be determined by the Administrator within forty-five (45) days of the end of the fiscal year and shall be determined based on the Company's audited financial statements for such fiscal year. For purposes of determining EPS, the Administrator may, in its discretion, exclude or otherwise adjust annual EPS due to the occurrence of an extraordinary event during the fiscal year. Extraordinary events shall include the merger of the Company, the Company's acquisition of all or substantially all assets or stock of another company, the sale of all or substantially all assets or stock of the Company to a third party, and other extraordinary transactions that are outside the ordinary course of business.

                              Annual Earnings Per Share ($)          Percentage of the one-fifth
     Fiscal Year                                                        installment that vests
      (June 30)               ----------------------------
                                From                   To
---------------------------------------------------------------------------------------------------
1999                           0.0000              0.1699                    0%
                               0.1700              0.1799                   50%
                               0.1800              0.1899                   60%
                               0.1900              0.1999                   70%
                               0.2000              0.2099                   80%
                               0.2100              0.2199                   90%
                              >0.2199                                      100%

2000                           0.0000              0.2799                    0%
                               0.2800              0.2899                   50%
                               0.2900              0.2999                   60%
                               0.3000              0.3099                   70%
                               0.3100              0.3199                   80%
                               0.3200              0.3299                   90%
                              >0.3299                                      100%

2001                           0.0000              0.4199                    0%
                               0.4200              0.4399                   50%
                               0.4400              0.4599                   60%
                               0.4600              0.4799                   70%
                               0.4800              0.4999                   80%
                               0.5000              0.5199                   90%
                              >0.5199                                      100%

2002                           0.0000              0.6399                    0%
                               0.6400              0.6899                   50%
                               0.6900              0.7399                   60%
                               0.7400              0.7899                   70%
                               0.7900              0.8399                   80%
                               0.8400              0.8899                   90%
                              >0.8899                                      100%

2003                           0.0000              1.0499                    0%
                               1.0500              1.1299                   50%
                               1.1300              1.2099                   60%
                               1.2100              1.2899                   70%
                               1.2900              1.3699                   80%
                               1.3700              1.4499                   90%
                              >1.4499                                      100%

               Based on the closing price of the Company's Common Stock on Nasdaq as of September 1, 1998 ($1.88), the total market value of the 815,000 shares underlying outstanding grants under the Plan is $1,532,200.

               A copy of the Plan is included in the exhibits to the Company's 1998 Form 10-KSB filed with the Securities and Exchange Commission ("SEC"). Such report can be inspected and copies made at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission's regional offices at Seven World Trade Center, Suite 1300, New York, NY 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of the Form 10-KSB can also be obtained by searching the "EDGAR Archives" for the Company's name on the SEC's web page at http://www.sec.gov.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
THE 1998 STOCK OPTION PLAN


                                  OTHER MATTERS

               The Board of Directors knows of no other matter to be presented for action at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

               It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose at your earliest convenience.

                           FOR THE BOARD OF DIRECTORS


                           /s/ Frances M. Flood
                           ----------------------------
                           Frances M. Flood, President
                           and Chief Executive Officer


Salt Lake City, Utah
October 14, 1998

                           [Front side of proxy card]

                       GENTNER COMMUNICATIONS CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 18, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned shareholder of Gentner Communications Corporation, a Utah corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 14, 1998, and hereby appoints Frances M. Flood and Susie S. Strohm, proxies and attorneys-in-fact, with full power to each of substitution in behalf of and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders to be held on November 18, 1998, at 3:00 P.M. local time, at the offices of the Company located at 1825 Research Way, Salt Lake City, Utah 84119, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below.

           A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment thereof (or, if only one shall be present and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder. In addition to the following proposals, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

                                                                     WITHHOLD
I.    ELECTION OF DIRECTORS                          FOR              VOTE
                                                     ---             -------
      Frances M. Flood                              ____              ____
      Edward Dallin Bagley                          ____              ____
      Brad R. Baldwin                               ____              ____
      Edward N. Bagley                              ____              ____
      Dwight H. Egan                                ____              ____
      K. Bradford Romney                            ____              ____

      Mark here to vote for the                     ____              ____
      entire slate of nominees
      listed above

II.   APPOINTMENT OF ERNST &
      YOUNG, LLP AS AUDITORS                         FOR          AGAINST       ABSTAIN
                                                    ----          -------       -------

                                                    ____          ______        _______

III.  APPROVAL OF 1998
      STOCK OPTION PLAN                              FOR          AGAINST       ABSTAIN
                                                    ----          -------       -------

                                                    ____          ______        _______


                     (Continued and signed on reverse side)

                          [Reverse side of proxy card]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ALL DIRECTORS SET FORTH HEREIN, FOR THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT PUBLIC ACCOUNTANTS, FOR THE APPROVAL OF THE 1998 STOCK OPTION PLAN, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

---------------------------------       ---------------------------------------
Date                                    Signature


---------------------------------       ---------------------------------------
Signature (if held jointly)             Name of Shareholder (please print)


                                        ---------------------------------------
                                        Title (if any)


(This proxy should be marked, dated, signed by each shareholder exactly as such shareholder's name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)